Exhibit 99.2

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Date of Issuance April 28, 2004

All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.
This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made by means of a prospectus.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

With the exception of historical information, the matters discussed in this supplement include “forward looking statements” within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the continuation and magnitude of the current recovery in the economy, the realization of anticipated job growth, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased security precautions, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

CORPORATE DATA

About the Company

In 1994, FelCor Lodging Trust Incorporated went public as a real estate investment trust (REIT) with six hotels and a market capitalization of $120 million. At March 31, 2004, FelCor was the nation’s second largest lodging REIT and the owner of the largest number of full service, all-suite hotels in the U.S. FelCor’s portfolio is comprised of 158 consolidated hotels, including 156 hotels in continuing operations and 2 hotels that are “held for sale” and included in discontinued operations. For the 156 hotels included in continuing operations, the operating revenues and expenses are reflected in FelCor’s consolidated statements of operations because of our ownership of the operating lessees of these hotels. FelCor also owns 50 percent joint venture interests in the operating lessees of four hotels whose operations are accounted for using the equity method. FelCor owns 71 full service, all-suite hotels, and is the largest owner of Embassy Suites Hotels® and independently owned Doubletree Guest Suites® hotels. FelCor’s portfolio also includes 74 hotels in the upscale and full service segments. The Company’s hotels are located in 33 states and Canada. FelCor had a market capitalization of approximately $3.0 billion at March 31, 2004.

Strategy

FelCor’s hotels are managed by strategic brand managers such as Hilton Hotels Corporation, InterContinental Hotels Group, and Starwood Hotels & Resorts. FelCor is competitively positioned to deliver superior long-term stockholder returns through its strong management team, diversified upscale and full-service hotels, and strategic brand manager alliances.

Stock and Debt Ratings

	Senior Unsecured Debt	Preferred Stock
Moody’s	B1	B3
Standard & Poors	B-	CCC

Stock Exchange Listing
Common Stock (NYSE: FCH)
$1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)
9% Series B Cumulative Redeemable Preferred Stock (NYSE: FCHPRB)

Fiscal Year End
December 31

Number of employees
65

Corporate Headquarters
545 E. John Carpenter Frwy., Suite 1300
Irving, TX 75062
(972) 444-4900

Investor Relations Contact	Media Contact
Stephen A. Schafer	Monica L. Hildebrand
Vice President of Investor Relations	Vice President of Communications
(972) 444-4912	(972) 444-4917
sschafer@felcor.com	mhildebrand@felcor.com

Information Request
information@felcor.com

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Board of Directors

Donald J. McNamara, Chairman of the Board
Principal, The Hampstead Group

Thomas J. Corcoran, Jr.
President and Chief Executive Officer, FelCor Lodging Trust Incorporated

Melinda J. Bush, C.H.A.
Chairman and Chief Executive Officer, HRW Holdings, LLC

Richard S. Ellwood
President, R.S. Ellwood and Co., Inc.

Richard O. Jacobson
Chairman of the Board, Jacobson Warehouse Company, Inc.

Charles A. Ledsinger, Jr.
President and Chief Executive Officer, Choice Hotels International

Robert H. Lutz, Jr.
President, RL Investments, Inc.

Robert A. Mathewson
President, RGC, Inc.

Richard C. North
Chief Executive Officer, InterContinental Hotels Group

Michael D. Rose
Chairman, Gaylord Entertainment Company

Executive Officers

Thomas J. Corcoran, Jr., President and Chief Executive Officer

Michael A. DeNicola, Executive Vice President and Chief Investment Officer

Lawrence D. Robinson, Executive Vice President, General Counsel and Secretary

Jack Eslick, Senior Vice President, Director of Asset Management

Lester C. Johnson, Senior Vice President, Controller and Principal Accounting Officer

June C. McCutchen, Senior Vice President, Director of Design and Construction

Larry J. Mundy, Senior Vice President, Director of Business Initiatives and
Assistant General Counsel

Andrew J. Welch, Senior Vice President and Treasurer

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Equity Research Coverage

Firm	Analyst	Telephone
A.G. Edwards & Sons	Art Havener	(314) 955-3588
Bear Stearns	Mark Abramson	(212) 272-4305
Credit Lyonnais	Bryan A. Maher	(212) 408-5649
Deutsche Bank	Marc Falcone	(212) 469-7417
Friedman, Billings, Ramsey	David Loeb	(703) 469-1289
Green Street Advisors	John Arabia	(949) 640-8780
JPMorgan Chase	Harry C. Curtis	(212) 622-6610
Legg Mason	Rod F. Petrik	(410) 454-4131
Merrill Lynch	David W. Anders	(212) 449-2739
Morgan Stanley	Todd Scott	(212) 761-8033
Prudential	James W. Sullivan	(212) 778-2515
Smith Barney Citigroup	Michael J. Rietbrock	(212) 816-0215
UBS	Keith A. Mills/William B. Truelove	(212) 713-3098
Wachovia Securities	Jeffrey J. Donnelly	(617) 603-4262

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

FINANCIAL HIGHLIGHTS

Supplemental Financial Data
(in thousands, except per share information, ratios and percentages)

Total Enterprise Value	March 31, 2004	December 31, 2003
Common shares outstanding	59,148	59,120
Units not held by FelCor	3,033	3,034

Combined shares and units	62,181	62,154
Common stock price at end of period	$10.42	$11.08

Common equity capitalization	$647,926	$688,666
Series A preferred stock	149,512	149,512
Series B preferred stock	169,395	169,395
Consolidated debt	2,033,362	2,037,355
Cash and cash equivalents	(231,586)	(246,036)

Total enterprise value(TEV)	$2,768,609	$2,798,892

TEV per room(a)	$68	$68
Pro rata rooms owned	40,786	41,460
Dividends Per Share
Dividends declared (quarter ended):
Common	$—	$—
Series A preferred stock	0.4875	0.4875
Series B preferred stock	0.5625	0.5625
Selected Balance Sheet Data
Investment in hotels, at cost(b)	$4,292,965	$4,234,732
Total cash and cash equivalents	231,586	246,036
Total assets	3,561,857	3,590,893
Total debt	2,033,362	2,037,355
Total stockholders’ equity	1,268,923	1,296,272
Total stockholders equity less preferred equity	950,016	977,365
Book value per common share outstanding	16.06	16.53

(a)	Based on pro rata ownership.

(b)	Investment in hotels, at cost, is defined as consolidated hotel book value (after impairment charges) before accumulated depreciation, plus our pro rata share of unconsolidated investment in hotels before accumulated depreciation.
        .

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months
	Ended March 31,
	2004	2003
Revenues:
Hotel operating revenue:
Room	$247,395	$227,659
Food and beverage	47,220	43,628
Other operating departments	16,470	15,284
Retail space rental and other revenue	245	382

Total revenues	311,330	286,953

Expenses:
Hotel departmental expenses:
Room	66,594	59,030
Food and beverage	38,205	35,144
Other operating departments	8,481	7,055
Other property related costs	92,907	85,295
Management and franchise fees	15,857	15,306
Taxes, insurance and lease expense	32,118	31,107
Lease termination expense	4,900	—
Corporate expenses	3,386	3,423
Depreciation	30,714	34,064

Total operating expenses	293,162	270,424

Operating income	18,168	16,529
Interest expense, net	(41,120)	(39,805)
Charge-off of deferred financing costs	(230)	—

Loss before equity in income from unconsolidated entities, minority interests and gain on sale of assets	(23,182)	(23,276)
Equity in income from unconsolidated entities	982	(148)
Minority interests	1,344	1,191

Loss from continuing operations	(20,856)	(22,233)
Discontinued operations	157	1,142

Net loss	(20,699)	(21,091)
Preferred dividends	(6,726)	(6,726)

Net loss applicable to common stockholders	$(27,425)	$(27,817)

Basic and diluted per common share data:
Net loss from continuing operations	$(0.47)	$(0.50)

Net loss	$(0.47)	$(0.48)

Weighted average common shares outstanding	58,937	58,532

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Discontinued Operations
(in thousands)

     Included in discontinued operations are the results of operations of the four hotels sold in the first quarter of 2004, the two hotels designated as held for sale at March 31, 2004, and 16 hotels sold in 2003. Condensed financial information for the hotels included in discontinued operations is as follows:

	Three Months Ended
	March 31,
	2004	2003
Hotel operating revenue	$4,285	$20,393
Hotel operating expenses	4,392	19,692

Operating income	(107)	701
Direct interest costs, net	—	(448)
Gain on the early extinguishment of debt	—	953
Gain on disposition	272	—
Minority interest	(8)	(64)

Income (loss) from discontinued operations	$157	$1,142

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Reconciliation of Net Loss to FFO
(in thousands, except per share data)

	Three Months Ended March 31,
	2004			2003
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net loss	$(20,699)			$(21,091)
Preferred dividends	(6,726)			(6,726)

Net loss applicable to common stockholders	(27,425)	58,937	$(0.47)	(27,817)	58,532	$(0.48)
Depreciation from continuing operations	30,714		0.52	34,064		0.58
Depreciation from unconsolidated entities and discontinued operations	1,954		0.03	4,902		0.08
Gain on sale of assets	(272)		(0.01)	—		—
Lease termination costs	4,900		0.08	—		—
Minority interest in FelCor LP	(1,407)	3,033	(0.01)	(1,557)	3,289	(0.03)
Conversion of options and unvested restricted stock	—	201	—	—	309	—

FFO	$8,464	62,171	$0.14	$9,592	62,130	$0.15

Consistent with SEC guidance, FFO has not been adjusted for the following amounts included in net loss (in thousands):

	Three Months Ended
	March 31,
	2004	2003
Charge off of deferred debt costs	$230	$—
Gain on early extinguishment of debt	—	(953)

	$230	$(953)

Per share amounts	$0.00	$(0.02)

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Reconciliation of Net Loss to EBITDA
(in thousands)

	Three Months Ended
	March 31,
	2004	2003
Net loss	$(20,699)	$(21,091)
Depreciation from continuing operations	30,714	34,064
Depreciation from unconsolidated entities and discontinued operations	1,954	4,902
Gain on sale of assets	(272)	—
Minority interest in FelCor Lodging LP	(1,407)	(1,557)
Lease termination costs	4,900	—
Interest expense	41,844	40,628
Interest expense from unconsolidated entities and discontinued operations	1,320	2,339
Amortization expense	503	516

EBITDA	$58,857	$59,801

Consistent with SEC guidance, EBITDA has not been adjusted for the following amounts included in net loss (in thousands):

	Three Months Ended
	March 31,
	2004	2003
Charge off of deferred debt costs	$230	$—
Gain on early extinguishment of debt	—	(953)

	$230	$(953)

     Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measurements of performance to be helpful in evaluating a real estate company’s operations. We consider Funds From Operations, or FFO, and Earnings Before Interest, Taxes, Depreciation, and Amortization, or EBITDA, to be supplemental measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.

     The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income or loss (computed in accordance with generally accepted accounting principles), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. We believe that FFO and EBITDA are helpful to investors as a supplemental measure of the performance of an equity REIT. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

     FFO and EBITDA should not be considered as alternatives to net income, operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share and EBITDA be considered as measures of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of, amounts that accrue directly to the benefit of stockholders.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Hotel Operating Profit
(dollars in thousands)

	Three Months
	Ended March 31,
	2004	2003
Total revenue	$311,330	$286,953
Retail space rental and other revenue	(245)	(382)

Hotel revenue	311,085	286,571
Hotel operating expenses	(222,044)	(201,830)

Hotel operating profit	$89,041	$84,741

Operating margin	28.6%	29.6%
Corporate expenses	3,386	3,423
Corporate expenses as a percentage of total revenues	1.1%	1.2%

Hotel Operating Expense Composition
(dollars in thousands)

	Three Months Ended March 31,
	2004		2003
		% of Hotel		% of Hotel
		Revenue		Revenue
Hotel departmental expenses:
Room	$66,594	21.4%	$59,030	20.6%
Food and beverage	38,205	12.3	35,144	12.2
Other operating departments	8,481	2.7	7,055	2.5

Total hotel departmental expenses.	113,280	36.4	101,229	35.3

Other property related costs:
Administrative and general	30,430	9.8	29,109	10.2
Marketing and advertising	27,607	8.9	25,122	8.8
Repairs and maintenance	18,277	5.9	16,443	5.7
Energy	16,593	5.3	14,621	5.1

Total other property related costs	92,907	29.9	85,295	29.8
Management and franchise fees	15,857	5.1	15,306	5.3

Hotel operating expenses	$222,044	71.4%	$201,830	70.4%

	Three Months
	Ended March 31,
	2004	2003
Supplemental information:
Compensation and benefits expense (included in hotel operating expenses)	$105,336	$96,777

Reconciliation of total operating expenses to hotel operating expenses:
Total operating expenses	$293,162	$270,424
Taxes, insurance and lease expense	(32,118)	(31,107)
Lease termination expense	(4,900)	—
Corporate expenses	(3,386)	(3,423)
Depreciation	(30,714)	(34,064)

Hotel operating expenses	$222,044	$201,830

     Hotel operating profit and operating margin are commonly used measures of performance in our industry and give investors a more complete understanding of the operating results over which our individual hotels and operating managers have direct control. We believe that hotel operating profit and operating margin are useful to investors, providing greater transparency related to a significant measure used by management in its financial and operational decision-making.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Debt Summary
(dollars in thousands)

Debt Outstanding

	Encumbered	Interest Rate At		Maturity	Consolidated
	Hotels	March 31, 2004		Date	Debt
Promissory note	none	3.10%		June 2016	$650
Senior unsecured term notes	none	4.37	(a)	Oct. 2004	174,920
Senior unsecured term notes	none	5.20	(b)	Oct. 2007	124,642
Senior unsecured term notes	none	10.00		Sept. 2008	597,032
Senior unsecured term notes	none	9.00		June 2011	298,221

Total unsecured debt		8.42			1,195,465

Secured debt facility	14 hotels	—		December 2004(d)	—
Mortgage debt	1 hotel	7.23		September 2005	11,112
Mortgage debt	10 hotels	3.59		May 2006	147,241
Mortgage debt	15 hotels	5.92	(c)	Nov. 2007	130,926
Mortgage debt	1 hotel	4.00		August 2008	15,500
Mortgage debt	7 hotels	7.54		April 2009	91,962
Mortgage debt	6 hotels	7.55		June 2009	69,207
Mortgage debt	8 hotels	8.70		May 2010	177,465
Mortgage debt	7 hotels	8.73		May 2010	137,641
Mortgage debt	8 hotels	7.48		April 2011	50,098
Other	1 hotel	9.17		August 2011	6,745

Total secured debt	78 hotels	6.96			837,897

Total		7.82%			$2,033,362

(a)	Represents fixed to floating interest rate swaps at six month LIBOR plus 340 basis points.

(b)	Represents fixed to floating interest rate swaps at six month LIBOR plus 420 basis points.

(c)	Represents weighted average fixed to floating interest rate swaps at six month LIBOR plus 440 basis points for $100 million and a fixed rate of 7.46% for $32 million.

(d)	This facility may be extended by borrower until June 2005.

Our fixed to floating interest rate swaps reduced interest expense for the quarter by $2.8 million.

Fixed interest rate debt to total debt	73.1%
Weighted average maturity of debt	4.7years
Secured debt to total assets	23.5%

At March 31, 2004, future scheduled debt principal payments are as follows (in thousands):

	Secured	Unsecured
Year	Debt	Debt	Total
2004	$13,151	$175,000	$188,151
2005	28,089	—	28,089
2006	156,328 (a)	—	156,328
2007	133,793	125,000	258,793
2008	29,300	600,000	629,300
2009 and thereafter	476,114	300,650	776,764
Premium/(discount)	1,122	(5,185)	(4,063)

Total debt	$837,897	$1,195,465	$2,033,362

(a)	Included is a $150 million non-recourse mortgage loan maturing in 2006, that has two, one-year extension options.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Debt Summary (continued)

     At March 31, 2004, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 20 hotels. These ventures had approximately $212 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt is $106 million. Additionally, one joint venture had a full recourse loan for a residential condominium development. Our pro rata share of this recourse loan was $37.1 million at March 31, 2004.

Financing transactions in 2004:

     In March 2004, we elected to terminate our unsecured line of credit arrangement, which will result in a 2004 cost savings of $0.4 million.

     In April 2004, we completed the sale of 4,600,000 shares of our $1.95 Series A Cumulative Preferred Stock. The shares were sold at a price of $23.79 per share, which included dividends of $0.51 per share accrued through April 5, 2004, resulting in proceeds of approximately $107 million.

     During April 2004, we purchased in the open market an aggregate of $23.5 million in principal amount of our 10% Senior Notes due in 2008.

Financing transactions in 2003:

     In June 2003, we entered into a new secured debt delayed draw facility with JPMorgan Chase Bank for up to $200 million. Through the date of this release, there have been no borrowings under this facility and we have an estimated $174 million of borrowing capacity based on the underwritten cash flows of the 14 hotels currently securing this facility. This non-recourse facility has an initial term of 18 months that can be extended for an additional six months at FelCor’s option, and carries a floating interest rate of LIBOR plus 2.25 to 2.75 percent. The outstanding balances on the loan facility may be converted by lender into fixed rate or floating rate commercial mortgage backed security loans, and FelCor has a one-time option to convert $75 million to a floating rate loan. Upon conversion, fixed rate loans will have a term of 10 years and floating rate loans will have a maximum term of five years.

     In June 2003, we reduced our unsecured line of credit commitments to $50 million, and amended covenant levels. As a result of the reduction in commitments, we recorded a $2.8 million charge-off of debt related costs in the second quarter of 2003.

     In May 2003, we prepaid a $7 million non-recourse mortgage loan maturing in 2005. We recognized a gain of $0.3 million associated with the charge-off of unamortized premium on this loan.

     In April 2003, we closed on a $150 million non-recourse loan at a floating interest rate of LIBOR plus 250 basis points, secured by 10 of our hotels and maturing in May 2006, with two, one-year extension options. The proceeds of the debt were used to pay off the then outstanding balance on our line of credit.

     In the first quarter of 2003, we refinanced $16 million of secured debt that was to mature in the fourth quarter of 2003. The loan was refinanced by the existing lender, effective August 2003, for a five-year period at a floating interest rate of LIBOR plus 285 basis points with no required amortization. Another secured loan, maturing in 2003, in the amount of $6 million, was prepaid in the first quarter of 2003. In conjunction with this $6 million early retirement of debt, we recognized a $1 million gain related to the unamortized premium on this debt.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

PORTFOLIO DATA

Portfolio Distribution at March 31, 2004
(156 consolidated hotels included in continuing operations, same store basis)

			% of	% of 2003 Hotel
Brand	Hotels	Rooms	Total Rooms	Operating Profit(b)
Embassy Suites	56	14,279	33%	47%
Holiday Inn®-branded	46	14,637	34	25
Crowne Plaza®	15	5,108	12	7
Sheraton®-branded	10	3,269	7	8
Doubletree®-branded	10	2,206	5	6
Other	19	4,120	9	7

			% of	% of 2003 Hotel
Top Markets	Hotels	Rooms	Total Rooms	Operating Profit
Dallas	15	4,724	11%	6%
Atlanta	12	3,514	8	7
San Francisco Bay Area	9	3,255	7	6
Houston	8	1,969	5	3
Orlando	6	2,218	5	4
Los Angeles Area	6	1,492	3	4
Boca Raton/Ft. Lauderdale	4	1,118	3	4
Chicago	4	1,239	3	4
Minneapolis	4	955	2	3
Phoenix	4	1,016	2	3
Philadelphia	3	1,174	3	3
New Orleans	2	746	2	3
San Diego	1	600	1	3

			% of	% of 2003 Hotel
Top Four States	Hotels	Rooms	Total Rooms	Operating Profit
Texas	36	9,904	23%	16%
California	20	6,158	14	17
Florida	16	5,342	12	11
Georgia	14	3,868	9	8

			% of	% of 2003 Hotel
Location	Hotels	Rooms	Total Rooms	Operating Profit
Suburban	69	17,649	41%	39%
Urban	33	10,543	24	27
Airport	30	9,206	21	22
Highway	12	2,565	6	3
Resort	12	3,676	8	9

			% of	% of 2003 Hotel
Segment	Hotels	Rooms	Total Rooms	Operating Profit
Upscale all-suite	71	17,325	40%	55%
Full service	47	15,300	35	26
Upscale	27	9,232	21	17
Limited service	11	1,762	4	2

			% of	% of 2003 Hotel
	Hotels	Rooms	Total Rooms	Operating Profit
Non-Strategic Hotels(a)	29	7,887	18%	8%

(a)	Excludes two hotels, that met the “held for sale” accounting requirements, and were included in discontinued operations.

(b)	Hotel operating profit is more fully described on page 11 of this supplement.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Detailed Operating Statistics by Brand
(156 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended March 31,
	2004	2003	% Variance
Embassy Suites Hotels	69.2	66.6	3.9
Holiday Inn-branded hotels	61.2	59.4	3.0
Crowne Plaza hotels	61.0	55.1	10.7
Doubletree-branded hotels	68.6	63.9	7.3
Sheraton-branded hotels	62.2	58.1	7.2
Other hotels	62.7	57.4	9.2
Total hotels	64.4	61.2	5.2

	ADR ($)
	Three Months Ended March 31,
	2004	2003	% Variance
Embassy Suites Hotels	119.30	119.71	(0.3)
Holiday Inn-branded hotels	78.81	78.69	0.2
Crowne Plaza hotels	87.58	91.75	(4.5)
Doubletree-branded hotels	103.79	104.01	(0.2)
Sheraton-branded hotels	97.16	97.72	(0.6)
Other hotels	81.82	82.25	(0.5)
Total hotels	97.16	97.86	(0.7)

	RevPAR ($)
	Three Months Ended March 31,
	2004	2003	% Variance
Embassy Suites Hotels	82.57	79.77	3.5
Holiday Inn-branded hotels	48.25	46.76	3.2
Crowne Plaza hotels	53.44	50.60	5.6
Doubletree-branded hotels	71.23	66.50	7.1
Sheraton-branded hotels	60.46	56.74	6.6
Other hotels	51.27	47.22	8.6
Total hotels	62.57	59.92	4.4

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Detailed Operating Statistics for FelCor’s Top Markets
(156 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended March 31,
	2004	2003	% Variance
Dallas	55.7	50.1	11.2
Atlanta	66.8	66.4	0.7
San Francisco Bay Area	61.4	59.8	2.6
Houston	72.0	65.3	10.3
Orlando	76.0	65.7	15.6
Los Angeles Area	70.2	70.8	(0.9)
Boca Raton/Ft. Lauderdale	87.0	82.9	4.9
Chicago	62.2	58.3	6.7
Minneapolis	62.6	59.6	5.1
Phoenix	79.6	80.0	(0.5)
Philadelphia	56.2	52.6	6.7
New Orleans	66.1	62.2	6.4
San Diego	86.4	78.0	10.7

	ADR ($)
	Three Months Ended March 31,
	2004	2003	% Variance
Dallas	83.98	87.25	(3.7)
Atlanta	88.54	89.38	(0.9)
San Francisco Bay Area	105.55	108.41	(2.6)
Houston	74.79	72.43	3.3
Orlando	83.80	83.48	0.4
Los Angeles Area	107.40	101.43	5.9
Boca Raton/Ft. Lauderdale	139.05	142.23	(2.2)
Chicago	94.27	101.30	(6.9)
Minneapolis	120.42	119.86	0.5
Phoenix	127.22	119.27	6.7
Philadelphia	96.14	99.47	(3.3)
New Orleans	147.76	156.18	(5.4)
San Diego	114.93	122.13	(5.9)

	RevPAR ($)
	Three Months Ended March 31,
	2004	2003	% Variance
Dallas	46.76	43.68	7.1
Atlanta	59.14	59.31	(0.3)
San Francisco Bay Area	64.80	64.85	(0.1)
Houston	53.84	47.28	13.9
Orlando	63.67	54.87	16.0
Los Angeles Area	75.36	71.79	5.0
Boca Raton/Ft. Lauderdale	120.90	117.92	2.5
Chicago	58.63	59.07	(0.8)
Minneapolis	75.43	71.42	5.6
Phoenix	101.22	95.36	6.1
Philadelphia	54.00	52.34	3.2
New Orleans	97.74	97.12	0.6
San Diego	99.28	95.28	4.2

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Other Performance Statistics
(Consolidated hotels in continuing operations, for period presented)

Variance to Prior Year

	Occupancy	ADR	RevPAR
	% Variance	% Variance	% Variance
First Quarter 2002	(11.2)	(7.8)	(18.2)
Second Quarter 2002	(5.1)	(6.3)	(11.1)
Third Quarter 2002	2.4	(4.8)	(2.4)
Fourth Quarter 2002	4.4	(1.3)	3.1
Year 2002	(2.8)	(5.5)	(8.1)
First Quarter 2003	(1.2)	(4.1)	(5.3)
Second Quarter 2003	(3.0)	(4.8)	(7.6)
Third Quarter 2003	0.3	(2.7)	(2.4)
Fourth Quarter 2003	0.6	(2.3)	(1.7)
Year 2003	(0.6)	(3.8)	(4.4)
January	3.4	(1.2)	2.2
February	2.3	(1.3)	0.9
March	8.7	0.2	9.0
First Quarter 2004	5.2	(0.7)	4.4
April 2004 (through April 25, 2004)	7.9	(0.5)	7.3

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Hotel Portfolio Information

Pro Rata Share of Rooms Owned

		Room Count at
	Hotels	March 31, 2004
Consolidated hotel in continuing operations	156	43,619
Unconsolidated hotel operations	5	761

Total hotels	161	44,380

50% joint ventures	28	(3,046)
60% joint ventures	2	(390)
90% joint ventures	6	(148)
97% joint venture	1	(10)

Total joint venture owned rooms		(3,594)

Pro rata share of rooms owned		40,786

Capital Expenditures (dollars in thousands)

	Three Months Ended	Year Ended
	March 31, 2004	December 31, 2003
Consolidated hotels:
Improvements and additions to hotels	$12,297	$64,045
% of total revenue	3.9%	5.3%
Unconsolidated hotels (pro rata share):
Improvements and additions to hotels(a)	$972	$4,291
% of total revenue	6.8%	5.7%

     Our pro rata share of capital expenditures as of March 31, 2004, incurred by our joint venture for construction of a residential condominium project, were $37 million. The funds for this project are funded by recourse secured debt.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Hotel Portfolio Information

Non-Strategic Hotels

     At March 31, 2004, we included in continuing operations 29 hotels identified as non-strategic. The composition, by brand, of the 29 non-strategic hotels is as follows: Holiday Inn-branded (18), Crowne Plaza (3), other brands (7) and one independent hotel. These hotels are expected to be sold within the next 12 to 36 months depending on the individual hotel, market conditions, and other factors.

Operating statistics for our consolidated portfolio of continuing operations:

	Three Months Ended March 31,
	2004	2003	% Variance
Consolidated in Continuing Operations (156 hotels)
Occupancy (%)	64.4	61.2	5.2
ADR ($)	97.16	97.86	(0.7)
RevPAR ($)	62.57	59.92	4.4
Non-Strategic Hotels (29 hotels)
Occupancy (%)	58.0	51.6	12.5
ADR ($)	72.98	74.28	(1.8)
RevPAR ($)	42.34	38.30	10.5
Core Hotels (127 hotels)
Occupancy (%)	65.8	63.4	3.9
ADR ($)	101.87	102.10	(0.2)
RevPAR ($)	67.03	64.69	3.6

     For the quarter ended March 31, 2004, the operating margins for the Core Hotels were 30.3%, while the operating margins for the Non-Strategic Hotels were 18.6%.

Portfolio Changes in 2004

Acquisitions:

•	In March 2004, we purchased the 132-room Santa Monica Holiday Inn for $27 million. This hotel has a premier location across from the Santa Monica Pier and the Santa Monica beaches and will continue to be operated as a full service upscale hotel because of high room rates charged in this market.

Dispositions:

•	During the three months ended March 31, 2004, we sold four hotels (Crowne Plaza hotels in Houston, TX and Jackson, MS, a Hampton hotel in Omaha, NE, and a Holiday Inn in Plano, TX) for aggregate proceeds of approximately $30 million.

•	In April 2004, we sold three hotels (a Holiday Inn in St. Louis, MO, and two hotels in Odessa, TX) for aggregate proceeds of approximately $13 million.

Portfolio Changes in 2003

Dispositions:

•	Through December 31, 2003, we sold or otherwise disposed of 16 non-strategic hotels. Disposition proceeds from the 16 non-strategic hotels and two parking garages sold during 2003 totaled approximately $125 million.

Conversions:

•	In March, we converted an independent, all-suite hotel in Dallas to a Staybridge Suites® hotel.

•	In April, we completed the conversion of the 385-room Hilton Myrtle Beach Resort®, following a $15 million renovation of the former Wyndham®-affiliated property.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Hotel Portfolio Listing

	State	Rooms	% Owned(a)	Brand
Consolidated Continuing Operations
Birmingham	AL	242		Embassy Suites
Montgomery — East I-85	AL	209		Holiday Inn
Phoenix — Biltmore	AZ	232		Embassy Suites
Phoenix Crescent Hotel	AZ	342		Sheraton
Phoenix Scottsdale/Downtown	AZ	218	51%	Fairfield Inn®
Phoenix Tempe	AZ	224		Embassy Suites
Dana Point — Doheny Beach	CA	195		Doubletree Guest Suites
Irvine — Orange County Airport (Newport Beach)	CA	335		Crowne Plaza
Los Angeles — Anaheim (Located near Disneyland Park)	CA	222		Embassy Suites
Los Angeles — Covina/I-10	CA	259	50%	Embassy Suites
Los Angeles — El Segundo — International Airport - South	CA	349	97%	Embassy Suites
Milpitas — Silicon Valley	CA	266		Embassy Suites
Milpitas — San Jose-North (Milpitas — Silicon Valley)	CA	305		Crowne Plaza
Napa	CA	205		Embassy Suites
Oxnard — Mandalay Beach Resort & Conference Center	CA	248		Embassy Suites
Palm Desert — Palm Desert Resort	CA	198		Embassy Suites
Pleasanton (San Ramon Area)	CA	244		Crowne Plaza
San Diego — On the Bay	CA	600		Holiday Inn
San Francisco — Burlingame Airport	CA	340		Embassy Suites
San Francisco — South San Francisco Airport	CA	312		Embassy Suites
San Francisco — Downtown Hotel & Spa	CA	565		Holiday Inn Select
San Francisco — Fisherman’s Wharf	CA	585		Holiday Inn
San Francisco — Union Square	CA	403		Crowne Plaza
San Rafael — Marin County/Conference Center	CA	235	50%	Embassy Suites
Santa Barbara — Goleta	CA	160		Holiday Inn
Santa Monica — Beach at the Pier	CA	132		Holiday Inn
Avon — Beaver Creek Lodge	CO	72		Independent
Denver — Aurora	CO	248	90%	Doubletree
Hartford — Downtown(b)	CT	350		Crowne Plaza
Stamford	CT	380		Holiday Inn Select®
Wilmington	DE	244	90%	Doubletree
Boca Raton	FL	263		Embassy Suites
Cocoa Beach — Oceanfront	FL	500		Holiday Inn
Deerfield Beach — Boca Raton/Deerfield Beach Resort	FL	244		Embassy Suites
Ft. Lauderdale — 17th Street	FL	358		Embassy Suites
Ft. Lauderdale — Cypress Creek	FL	253		Sheraton Suites
Jacksonville — Baymeadows	FL	277		Embassy Suites
Miami — International Airport	FL	316		Embassy Suites

     (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

     (b) These hotels are actively being marketed for sale.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Hotel Portfolio Listing

	State	Rooms	% Owned(a)	Brand
Miami — International Airport (LeJeune Center)	FL	304		Crowne Plaza
Orlando — International Airport	FL	288		Holiday Inn Select
Orlando — International Drive — Resort	FL	650		Holiday Inn
Orlando — International Drive South/Convention Center	FL	244		Embassy Suites
Orlando- Nikki Bird (Maingate — Walt Disney World Area)(b)	FL	530		Holiday Inn
Orlando- (North)	FL	277		Embassy Suites
Orlando — Walt Disney World Resort	FL	229		Doubletree Guest Suites
Tampa — Busch Gardens(b)	FL	406		Holiday Inn
Tampa- On Tampa Bay	FL	203		Doubletree Guest Suites
Atlanta — Airport	GA	378		Crowne Plaza
Atlanta — Airport	GA	233		Embassy Suites
Atlanta — Airport-North	GA	493		Holiday Inn
Atlanta — Buckhead	GA	317		Embassy Suites
Atlanta — Downtown	GA	211	51%	Courtyard by Marriott®
Atlanta — Downtown	GA	242	51%	Fairfield Inn
Atlanta — Galleria	GA	278		Sheraton Suites
Atlanta — Gateway — Atlanta Airport	GA	395		Sheraton
Atlanta — Perimeter — Dunwoody	GA	250		Holiday Inn Select
Atlanta — Perimeter Center	GA	241	50%	Embassy Suites
Atlanta — Powers Ferry	GA	296		Crowne Plaza
Atlanta — South (I-75 & US 41)	GA	180		Holiday Inn
Brunswick	GA	130		Embassy Suites
Columbus — North (I-185 at Peachtree Mall)(b)	GA	224		Holiday Inn
Davenport(b)	IA	279		Holiday Inn
Chicago — The Allerton	IL	443		Crowne Plaza
Chicago — Lombard/Oak Brook	IL	262	50%	Embassy Suites
Chicago — Northshore/Deerfield (Northbrook)	IL	237		Embassy Suites
Chicago O’Hare Airport	IL	297		Sheraton Suites
Moline — Airport(b)	IL	216		Holiday Inn
Moline — Airport Area(b)	IL	110		Holiday Inn Express
Indianapolis — North	IN	221	50%	Embassy Suites
Kansas City — Overland Park	KS	199	50%	Embassy Suites
Lexington	KY	155		Sheraton Suites
Lexington — Lexington Green	KY	174		Hilton Suites®
Baton Rouge	LA	223		Embassy Suites
New Orleans	LA	372		Embassy Suites
New Orleans — French Quarter	LA	374		Holiday Inn
Boston — Government Center	MA	303		Holiday Inn Select
Boston — Marlborough	MA	229		Embassy Suites
Baltimore — BWI Airport	MD	251	90%	Embassy Suites
Troy — North (Auburn Hills)	MI	251	90%	Embassy Suites
Bloomington	MN	219		Embassy Suites
Minneapolis — Airport	MN	310		Embassy Suites
Minneapolis — Downtown(b)	MN	216		Embassy Suites

     (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

     (b) These hotels are actively being marketed for sale.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Hotel Portfolio Listing

	State	Rooms	% Owned(a)	Brand
St. Paul — Downtown	MN	210		Embassy Suites
Kansas City — NE I-435 North (At Worlds of Fun)	MO	165		Holiday Inn
Kansas City — Plaza	MO	266	50%	Embassy Suites
St. Louis — Downtown	MO	297		Embassy Suites
Jackson — North(b)	MS	222		Holiday Inn & Suites®
Olive Branch Whispering Woods Hotel and Conference Center	MS	181		Independent
Charlotte	NC	274	50%	Embassy Suites
Charlotte SouthPark	NC	208		Doubletree Guest Suites
Raleigh	NC	203		Doubletree Guest Suites
Raleigh — Crabtree	NC	225	50%	Embassy Suites
Omaha(b)	NE	108		Homewood Suites
Omaha — Central(b)	NE	187		Doubletree Guest Suites
Omaha — Central(b)	NE	131		Hampton Inn
Omaha — Central (I-80) (b)	NE	383		Holiday Inn
Omaha — Old Mill	NE	223		Crowne Plaza
Omaha — Southwest(b)	NE	78		Holiday Inn Express & Suites®
Parsippany	NJ	274	50%	Embassy Suites
Piscataway — Somerset	NJ	224		Embassy Suites
Secaucus — Meadowlands(b)	NJ	304		Crowne Plaza
Secaucus — Meadowlands	NJ	261	50%	Embassy Suites
Albuquerque — Mountain View (at I-40 & I-25)(b)	NM	360		Holiday Inn
Cleveland — Downtown(b)	OH	268		Embassy Suites
Tulsa — I-44	OK	244		Embassy Suites
Philadelphia — Center City	PA	445		Crowne Plaza
Philadelphia — Historic District	PA	364		Holiday Inn
Philadelphia — Society Hill	PA	365		Sheraton
Pittsburgh — At University Center (Oakland)	PA	251		Holiday Inn Select
Charleston — Mills House (Historic Downtown)	SC	214		Holiday Inn
Myrtle Beach — At Kingston Plantation	SC	255		Embassy Suites
Myrtle Beach Resort	SC	385		Hilton
Knoxville — Central At Papermill Road	TN	240		Holiday Inn
Nashville — Airport/Opryland Area	TN	296		Embassy Suites
Nashville — Opryland/Airport (Briley Parkway)	TN	382		Holiday Inn Select
Amarillo — I-40(b)	TX	248		Holiday Inn
Austin	TX	189	90%	Doubletree Guest Suites
Austin — North	TX	260	50%	Embassy Suites
Austin — Town Lake (Downtown Area)	TX	320		Holiday Inn
Beaumont — I-10 (Midtown)(b)	TX	190		Holiday Inn
Corpus Christi	TX	150		Embassy Suites
Dallas	TX	295		Crowne Plaza Suites®
Dallas — At Campbell Centre	TX	300	90%	Doubletree
Dallas — Dallas Park Central	TX	114		Staybridge Suites
Dallas — DFW International Airport-North(b)	TX	506		Harvey Hotel
Dallas — DFW International Airport-North	TX	164		Harvey Suites®
Dallas — DFW International Airport-South	TX	305		Embassy Suites

     (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

     (b) These hotels are actively being marketed for sale.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2004

Hotel Portfolio Listing

	State	Rooms	% Owned(a)	Brand
Dallas — Love Field	TX	248		Embassy Suites
Dallas — Market Center	TX	354		Crowne Plaza
Dallas — Market Center	TX	244		Embassy Suites
Dallas — North Dallas Addison (Near the Galleria)(b)	TX	429		Crowne Plaza
Dallas — Park Central	TX	438	60%	Sheraton
Dallas — Park Central	TX	536	60%	Westin
Dallas — Park Central Area	TX	279		Embassy Suites
Dallas — Regal Row	TX	203	51%	Fairfield Inn
Dallas — West End/Convention Center	TX	309		Hampton Inn
Houston — Greenway Plaza Area	TX	355		Holiday Inn Select
Houston — I-10 East	TX	160	51%	Fairfield Inn
Houston — I-10 East	TX	90	51%	Hampton Inn
Houston — I-10 West & Hwy. 6 (Park 10 Area)	TX	349		Holiday Inn Select
Houston — Intercontinental Airport	TX	415		Holiday Inn
Houston — Medical Center	TX	284		Holiday Inn & Suites
Houston — Near the Galleria	TX	209	51%	Courtyard by Marriott
Houston — Near the Galleria	TX	107	51%	Fairfield Inn
Midland — Country Villa(b)	TX	250		Holiday Inn
Odessa — Centre(c)	TX	245		Holiday Inn & Suites
San Antonio — Downtown (Market Square)	TX	315		Holiday Inn
San Antonio — International Airport	TX	261	50%	Embassy Suites
San Antonio — International Airport	TX	397		Holiday Inn Select
San Antonio — N.W. I-10	TX	216	50%	Embassy Suites
Waco — I-35(b)	TX	170		Holiday Inn
Salt Lake City — Airport(b)	UT	191		Holiday Inn
Burlington Hotel & Conference Center	VT	309		Sheraton
Vienna — At Tysons Corner	VA	437	50%	Sheraton
Canada
Toronto — Airport	Ontario	445		Holiday Inn Select
Toronto — Yorkdale	Ontario	370		Holiday Inn
Hotels Included in Discontinued Operations
St. Louis — Westport(c)	MO	316		Holiday Inn
Odessa(c)	TX	186		Holiday Inn Express & Suites
Unconsolidated Operations
Hays	KS	114	50%	Hampton Inn
Hays	KS	191	50%	Holiday Inn
Salina	KS	192	50%	Holiday Inn
Salina — I-70	KS	93	50%	Holiday Inn Express & Suites
New Orleans — Chateau LeMoyne (In French Quarter/Historic Area)	LA	171	50%	Holiday Inn

     (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

     (b) These hotels are actively being marketed for sale.

     (c) These hotels were sold in April 2004.